UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 8, 2007

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23192	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33 rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Paul Will to Board of Directors

On August 8, 2007, the Board of Directors (the "Board") of Celadon Group, Inc., a Delaware corporation (the "Company"), elected Paul Will as a director, effective immediately, to hold office until the next election of directors and until his successor is duly elected and qualified or until his earlier resignation or removal.  Mr. Will was also named Vice Chairman of the Board.

Mr. Will has been the Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer of the Company since April 2004.  He was Executive Vice President, Chief Financial Officer, Assistant Secretary, and Treasurer from February 2004 to April 2004; Executive Vice President, Chief Financial Officer, Secretary, and Assistant Treasurer from May 2002 to January 2004; Executive Vice President, Chief Financial Officer, Assistant Secretary, and Assistant Treasurer from September 2001 to May 2002; Vice President, Chief Financial Officer, Assistant Secretary, and Assistant Treasurer from December 2000 to September 2001; Vice President, Chief Financial Officer, and Secretary from December 1998 to December 2000; Vice President, Secretary, and Controller from September 1996 to December 1998; Vice President and Controller for Celadon Trucking Services, Inc., a wholly-owned subsidiary of the Company ("CTSI"), from January 1996 to September 1996; and Controller from September 1993 to January 1996.  Mr. Will is a certified public accountant and currently serves as Chairman of the American Trucking Associations' National Accounting and Finance Council.

Appointment of Officers

On August 8, 2007, the Board enacted certain management changes whereby Jon Russell was named Executive Vice President of Logistics of the Company, effective immediately.  Mr. Russell will serve until the next election of officers and until his successor is duly elected and qualified or until his earlier resignation or removal.

Mr. Russell, 36, has been the President of Truckers B2B, Inc., a wholly-owned subsidiary of the Company ("Truckers B2B"), since May 2003 and the Executive Vice President of Logistics of CTSI since July 2006.  He joined Truckers B2B in May 2000 as Vice President of Operations and became Chief Operating Officer in May 2002.  Prior to joining Truckers B2B, Mr. Russell had been a Vice President in the Global Corporate Investment Bank of Citigroup for six years.  While at Citigroup, Mr. Russell was responsible for the management of Citibank's New York Treasury non-dollar fixed-income portfolio.  Mr. Russell completed a five-year joint degree program at Cornell University with a Bachelor of Science in Operations Research and Industrial Engineering and an M.B.A. in Finance.

In Mr. Russell's position with the Company, he will be responsible for the Company's non-asset based businesses including Celadon Dedicated Services, Celadon Brokerage, and Truckers B2B.  Like other executive officers of the Company, Mr. Russell will not have an employment agreement with the Company.

Jon Russell is the son of Stephen Russell, Chairman of the Board and Chief Executive Officer of the Company.  This relationship, as well as the compensation Jon Russell received in previous years from the Company and its subsidiaries, has been disclosed, where required, in prior SEC filings.  A detailed description of the components of Jon Russell's compensation arrangement will be included in the Company's 2007 proxy statement to be filed within 120 days of the end of fiscal 2007.  There are no other transactions between Jon Russell and the Company of the type described in Item 404(a) of Regulation S-K.

In reviewing the status of its executive officers, the Board determined that Sergio Hernandez, the Company’s Vice President-Mexico, will no longer be considered an executive officer of the Company, but will continue as an officer of the Company’s Mexican subsidiary.

Compensatory Arrangements of Certain Executive Officers

On August 8, 2007, the Compensation and Nominating Committee of the Board (the "Compensation Committee") of the Company, met to (i) review and approve the equity and salary compensation for our new President and Chief Operating Officer, Chris Hines, (ii) to review salary compensation for certain executive officers, and (iii) to determine bonuses for certain executive officers.  The Compensation Committee reviewed and approved the following compensation arrangements:

Compensation of Chris Hines

The Compensation Committee approved an annualized salary of $250,000 for Mr. Hines, with such salary effective retroactively to Mr. Hines' first day of employment, July 26, 2007.  The Compensation Committee granted Mr. Hines 100,000 options to purchase the Company's common stock at an exercise price of $17.52 per share, the closing price of the Company's common stock on the date of grant, August 8, 2007.

While a member of the Company’s Board, Mr. Hines received a restricted stock grant entitling Mr. Hines to 2,720 shares of the Company's stock upon achievement of certain financial targets and vesting requirements.  The Compensation Committee, as administrator of the Company's 2006 Omnibus Incentive Plan (the "Plan"), amended the grant such that 2,040 shares, or seventy-five percent (75%) of the original grant, vested on August 8, 2007.  The shares will be issued to Mr. Hines pursuant to the Plan.  The grant of 100,000 options and the amendment of Mr. Hines' restricted stock grant were subsequently reported on a Form 4 filed with the SEC on August 10, 2007.

Other Executive Compensation

The Compensation Committee approved salary increases for Paul Will, the Company’s Vice Chairman of the Board, Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary, and Jon Russell, the Company’s Executive Vice President of Logistics, such that their annualized salaries will increase effective September 1, 2007, to $250,000 and $200,000 from $237,000 and $181,500, respectively.

Executive Bonuses

Although the performance targets established pursuant to the Company’s Cash Bonus Program were not achieved for fiscal 2007, the Compensation Committee approved a discretionary bonus to each of Stephen Russell and Paul Will in the amount of $150,000 and $100,000, respectively.

Item 7.01	Regulation FD Disclosure.

On August 9, 2007, the Company issued a press release announcing that Paul Will was elected to the Board and appointed Vice Chairman at the Board's meeting on August 8, 2007.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.

The information contained in this Item 7.01 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.
EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Celadon Group, Inc. press release announcing Paul Will's election to the Board of Directors and appointment to Vice Chairman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: August 14, 2007	By:	/s/ Stephen Russell
Stephen Russell
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99	Celadon Group, Inc. press release announcing Paul Will's election to the Board of Directors and appointment to Vice Chairman.